Cortical Stimulation for the Treatment of
Motor Deficit following Ischemic Stroke
Robert M. Levy, MD, PhD
Professor of Neurological Surgery
Feinberg School of Medicine
Northwestern University
Exhibit 99.3

ASSFN Vancouver 2008: New Horizons in Functional Neurosurgery June 1-4, 2008 Westin Bayshore Hotel Vancouver, BC

Disclosures • Study Sponsor: Northstar Neuroscience, Seattle, WA • RML: Research Grant Support, Consultant • Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.

Concept: Cortical Stimulation for
Stroke Recovery
• Cerebral cortex has the ability to reorganize
synaptic connectivity in response to injury –
neuroplasticity
• When combined with rehabilitation, cortical
stimulation may facilitate neuroplasticity and
improve function

Neuroplasticity:  Shown by Functional
Magnetic Resonance Imaging (fMRI)
Tissue damaged by stroke
Results in loss of motor
function
Alternative Pathway
Other areas of the brain assume
some function for the damaged area

Pre-Clinical Studies of Cortical
Stimulation for Stroke Recovery
Rodent G. Campbell
Teskey, PhD
University of
Calgary
Randy Nudo, PhD
Jeff Kleim, PhD
T. Jones, PhD
Investigator
Primate
Rodent
Rodent
Model
University of Texas,
Austin
University of
Lethbridge
University of Kansas
Institution

Preclinical Studies: Montoya Staircase Test Apparatus Food retrieval task Source: T. Jones (U of Texas, Austin) and G.C. Teskey (U of Calgary)

Stimulation During Training vs.
Control
0
10
20
30
40
50
60
70
0 1 2 3 4 5 6 7 8 9 10 11 12
Days of Post-Implant Training
Pre-Stroke Performance
Training only
Source: T. Jones (U of Texas, Austin)
Behavioral Performance:
Stimulation During Training Restores Rats
to Pre-Stroke Performance

Stimulation During Training vs.
Control
0
10
20
30
40
50
60
70
0 1 2 3 4 5 6 7 8 9 10 11 12
Days of Post-Implant Training
Pre-Stroke Performance
Training only
Stimulation
during training
Source: T. Jones (U of Texas, Austin)
Behavioral Performance:
Stimulation During Training Restores Rats
to Pre-Stroke Performance

Pre-Clinical Studies in Rats: Pasta Matrix Test Apparatus Source: G.C. Teskey (U of Calgary)

Pre-Clinical Studies in Rats
20
25
30
35
40
45
Pre No 1 2 3 4 5 6 7 8 9 No
Rehab Session
Rehab only
CS during Rehab
CS before Rehab
CS must be concurrent with rehabilitation
Source: G.C. Teskey (U of Calgary)

THEO AND ALFRED M. LANDON
CENTER ON AGING

KU Medical Center

Pre-Clinical Studies in Primates Source: R. Nudo (KUMC)

Source: R. Nudo (KUMC) • Food retrieval task • Tests average time to retrieve pellets from series of wells Primate Studies

Neurophysiological Mapping Techniques (ICMS)
Source: Plautz et al, Presented at the International Stroke Conference, 2005
PMD
SMA
S1
M1
PMV
2 mm
M1
HAND
PMV
FACE
LATERAL
ROSTRAL
2 mm
MICROFORCEPS
ISCHEMIC AREA
CENTRAL
SULCUS
INFARCT
BORDER
PRE-INFARCT POST-INFARCT

% Recovery Relative to Pre-Infarct Performance Level
• CS/RT = Cortical Stimulation + Rehabilitative Training, RT =
Rehabilitative Training only
• % recovery relative to baseline measured using dwell time
performance during therapy
• CS/RT produced greater maximum recovery level than RT
0%
20%
40%
60%
80%
100%
9 10 11 12 13 14 15
RT (n=5)
CS/RT (n=3)
EXPERIMENT WEEK
Therapy
88%
max recovery
56%
max recovery

• Therapy initiated 4 months post-stroke
• Significant improvements maintained at 6 month follow-up
• Replicated in subsequent studies
0.0
0.5
1.0
1.5
2.0
2.5
Pre-lesion Pre-therapy Post-therapy Follow-up
59%
improvement
Longevity of Functional Improvements,
Primate Chronic Stroke Model
Source: R. Nudo (KUMC)
Cortical Stimulation + Rehabilitative Training

Summary of Pre-Clinical Studies
• Consistent results were achieved across 2 species
(rodent and primate) and 3 ischemic stroke models
• Studies demonstrated that cortical stimulation
– Is safe
– Significantly improves recovery of function compared to
control
– Shows benefit with both bipolar and monopolar stimulation
– Is effective when administered months after stroke
– Achieves gains that are significant and are retained for
months beyond treatment
• Optimal electrical stimulation parameters evaluated
• Mapping studies indicate cortical reorganization

ADAMS
(2003)
Phase I
BAKER
(2004)
Phase II
EVEREST
(2008)
Pivotal
Cortical Stimulation for Stroke Recovery
Clinical Trials
Safety
N = 8
3 US sites
Safety &
Efficacy
N = 24
9 US sites
Safety &
Efficacy
N = 151
21 US sites

Combined ADAMS and BAKER:
Improvement in Upper Extremity Fugl-
Meyer (UEFM)
ANOVA: Overall P<0.001, group by assessment interaction P=0.04.
*
P=0.01 compared with control group by t-test.
UEFM Score: Change From Baseline
Statistically significant improvements in function
0
1
2
3
4
5
6
7
8
9
Baseline
Investigational Group Control Gro
Follow-Up
Week 4
Follow-Up
Week 12
*
*
Clinically
Meaningful

% of Patients with
Clinically Meaningful Improvement

Patients with Clinically Meaningful Changes
(>3.5 points) in UEFM: Combined ADAMS and
BAKER
*
P=0.01 compared with control group by chi-square test.
Patients with Clinically Meaningful Improvement in UEFM Score
75%
81%
31%
38%
0%
20%
40%
60%
80%
100%
Follow-Up Week 4 Follow-Up Week 12
Investigational Group Control Group
*
*
75% of cortical stimulation patients showed improvement

Evidence of the Brain’s Response to Cortical
Stimulation Therapy using fMRI: Overview
•
ADAMS study – MRI analysis was performed at
baseline and after completion of the 3 week
rehabilitation protocol.
•
Patients performed the same motor task at each fMRI
session: index finger tapping or wrist extension
•
The fMRI activation maps for each group (control group
or the investigational group) were compared to identify
changes in activation resulting from therapy
•
Results published in Stroke
May 2005
f

fMRI: Normal Hand Activation

Patient 1 – fMRI Analysis Consolidation of activation Prior to therapy Response to therapy

ADAMS MRI Results Baseline Activation f

Control group
Investigational group
Pre-treatment
Post-treatment
Z-score
7
4
L
R
L
R

MRI Consolidation Results
•
The investigational group showed a reduced volume of activation post-therapy, while the control group showed almost no change
•
The consolidation of activation seen in the investigational group resembles events seen during spontaneous recovery from  stroke
Consolidation
of activation
Caution: Investigational device. Limited by federal (or US) law to investigational use
f

Case Study (Patient 1)
American Academy of Neurology 4/07, Helmi Lutsep
MD
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
UEFM AMAT SIS Hand SIS
Recovery
Baseline
12 weeks
3 years
Performance upon initiating
ADAMS study (Baseline), 12
weeks after receiving
investigational CS and
rehabilitation, and 3 years later.
Results are normalized to the
maximum score (normal function)
for each outcome measure.
Conclusion:
The effects of CS plus rehabilitation
not only persisted for 3 years but showed further
gains in function.

Cortical Stimulation for Stroke Recovery
• Pre-clinical and feasibility clinical trials leading up
to EVEREST trial
– Have shown safety
– Have suggested that cortical stimulation combined
with rehabilitation significantly improves hand/arm
function compared with rehabilitation alone
– fMRI has shown that cortical stimulation consolidates
activation in the stroke affected hemisphere while the
control group showed no significant changes

Study Design
• Prospective, randomized, single-blinded, multi-center pivotal trial
• Patients randomized into two cohorts: investigational or control
• 152 subjects
• 94 investigational (implant)
• 58 control (no implant)
• Investigational cohort implanted with epidural stimulation system and given sub-threshold cortical stimulation concurrent with rehabilitation therapy
• Both cohorts subjected to same quality and quantity of rehabilitation (2-
2.5 hours per day, 65 total hours over 6 weeks)
• Study was FDA and IRB approved

EVEREST – High-Level
Protocol Summary
Subject
Referral
Phone
Screen
Informed
Consent
Entry Criteria
Evaluation
Rehab
Screen
A
fMRI
Baseline
Evaluation
Randomi-
zation
A
Control Arm
Investigational Arm
Device
Implant
Rehab w/o
Stimulation
Follow-Up
Weeks 9-24
Follow-up
Weeks 1-8
Device
Removal
Follow-up
Weeks 1-8
Rehab and
Stimulation
Enrolled
Randomized

EVEREST Clinical Sites
Spaulding
/ MGH
Wayne
State
NU
U. AZ
U. Utah
UT
Houston
CNI /
Swedish
OHSU
U. Florida
Jacksonville
U. Cinn
U. Pitt
U. Penn
SUNY
USC
UCSF
Mt. Sinai
Stanford
UIC
St. Luke’s
Swedish
Emory

Cortical Stimulation System
• fMRI used to identify activation
site for hand
• Epidural electrode placed over
cortical target indicated by fMRI
• Implantable pulse generator
• Overnight hospital stay
• Subthreshold stimulation
delivered only during
rehabilitation
• Patient does not feel stimulation
Caution:
Investigational device.  Limited by
federal (or US) law to investigational use.

Stimulation Site Identification
• Locate site of cortical activation
associated with hand function
• Neuronavigation based on fMRI
data used to identify stimulation
site
Region of stroke
Neuroplastic area associated
with hand function

Inclusion Criteria (Partial List)
• Ischemic vascular stroke that is:
– Above the level of the midbrain
– At least 4 months old
– Documented by CT or MRI
• Index stroke is most recent stroke
• Medically and neurologically stable
• Moderate to moderately severe upper-extremity hemiparesis:
–
UEFM 28-50
–
Active wrist extension of 5º or repetitive grasp
• Age 21 years or older

Exclusion Criteria (Partial List)
• Primary hemorrhagic stroke
• Any additional stroke (other than index stroke) associated with incomplete motor recovery
• History of seizure disorder
• Moderate to severe hemispatial neglect and/or anosognosia
involving the affected limb
• Severe sensory deficit
• Contraindication to stimulation system placement surgery

Primary Outcome Measures
0.21 point improvement 4.5 point improvement
Clinically
Meaningful
0-5 points
higher score = better performance
0-66 points
Higher score = better function
Score
Range
Activities of Daily Living (ADLs)
scored for speed, function and
quality of movement
Hand/arm function
(9 components of neurologic
and motor function)
What is
Measured
Arm Motor Ability Test Upper Extremity Fugl-Meyer
UEFM AMAT

≥

≥

% of Patients with Clinically Meaningful Improvement
≥

UEFM + AMAT
Investigational Control
20%
Primary Endpoint Analysis
•
UEFM:
% of subjects with clinically
meaningful improvement (4.5) at 4
weeks following therapy
AND
•
AMAT:
% of subjects with clinically
meaningful improvement ( .21) at 4
weeks following therapy
•
Definition of Success:
The % of
investigational subjects that achieve
improvement is at least 20 percentage
points more in absolute terms than
control subjects

Study Results

EVEREST: Adverse Events
14
1
45
# SAEs
0
-
6
# SAEs
14
1*
39
# SAEs
12 0 12
Procedure Related
1 - 1*
Device Related
31 6 25
Serious AEs (total)
# Pts. # Pts. # Pts.
Total
N = 164
Control
N = 60
Investigational
N = 104
* Seizure occurred during patient rest day (no stimulation)
Device and Procedure related events are a subset of the overall SAE total

Safety
• 14 procedure-related SAE’s
– 4 infection
– 4 pain/HA/nausea
– 6 others (clinically sig bleeding between skull and brain, PE with pre-existing thrombophlebitis, PVC’s, fibrous tissue build up that was biopsied, cystoscopy for Foley placement)
• One death—surgical arm
– 76 days after device explant (stroke with resp. failure)
• 75% of unrelated SAE’s occurred >30 days post-explant
Cortical Stimulation continues to indicate
a good safety profile

Primary Outcome Measures: Week 4

% of Patients with Clinically
Meaningful Improvement

≥

≥

EVEREST Composite Primary
Efficacy Endpoint
Composite Primary Efficacy Endpoint Outcome:
The
percentage of investigational patients that achieved a clinically meaningful result for both the UEFM and AMAT at the 4-week endpoint
29.1% 55 16 Control
31.9% 91 29 Investigational
%
N
Total
N
Success
UEFM + AMAT
Investigational Control
31.9%
29.1%
UEFM
4.5
AMAT
0.21
&

Secondary Analysis of Primary
Endpoint – Week Four
0.33 0.5 2.8
(6.0)
21.8
(12.2)
19.7
(12.4)
3.3
(5.0)
22.5
(12.4)
18.9
(11.1)
Box & Block
Mean
(SD)
0.17 0.11 0.26
(0.37)
3.27
(0.75)
3.02
(0.69)
0.37
(0.47)
3.36
(0.71)
2.97
(0.68)
AMAT
Mean
(SD)
0.33 0.3 4.0
(4.3)
41.2
(7.4)
37.6
(5.7)
4.3
(5.3)
42.0
(8.5)
37.6
(6.1)
UEFM
Mean
(SD)
Adjusted
p–value*
Difference
Mean
Change
N=55
Endpoint
N=55
Baseline
N=58
Change
N=91
Endpoint
N=91
Baseline
N=94
Investigational Control
* 1-sided, p-value adjusted for multiplicity

UEFM: Investigational and Control
Mean Scores at 4, 12, 24 weeks
3.8 4.6 4.0 Control
Mean Change in UEFM Score from Baseline
4.8
12
weeks
4.6
24
weeks
4.3 Investigational
4
weeks
Long-Term Data:
UEFM, Full Analysis Population
UEFM Mean Scores vs Time
35
36
37
38
39
40
41
42
43
44
45
46
47
Baseline 4 weeks 12 weeks 24 weeks
Investigational
Control
p = 0.62*
Overall treatment effect
* Repeated Measures Analysis

AMAT Mean Scores vs Time
2.9
3
3.1
3.2
3.3
3.4
3.5
3.6
Baseline 4 weeks 12 weeks 24 weeks
AMAT: Investigational and Control
Mean Scores at 4, 12, 24 weeks
0.17 0.26 0.26 Control
Mean Change in AMAT Score from Baseline
0.36
12 weeks
0.35
24
weeks
0.37 Investigational
4 weeks
Long-Term Data:
AMAT, Full Analysis Population
Investigational
Control
p = 0.12* Overall treatment effect
p = 0.02* Treatment effect at 24 weeks
* Repeated Measures Analysis

Motor Threshold Subset Data

What Is the Motor Threshold
Subset?
• Motor threshold (MT) test performed to evoke hand
movement
• Stimulation current set to 50% of MT if achieved, else set to maximum device output
• MT performed 3 times throughout rehab protocol (Day 1,
Day 6 and end of rehab)
• 13 of 94 investigational patients (13.8%) achieved a
repeatable motor threshold

% of Patients with Clinically
Meaningful Improvement

Motor Threshold Subset Analysis
29.1% 55 16
Control
69.2% 13 9
Investigational
%
Total
N
N
Success
Composite Primary Efficacy Endpoint :
The percentage of
investigational patients that achieved a clinically meaningful result for both the UEFM and AMAT at the 4-week endpoint
p = 0.002*
* Post-hoc analysis, 1-sided p-value
UEFM + AMAT
Investigational Control
69.2%
29.1%
Treatment Difference:
Investigational – Control = 40.1%

Motor Threshold Subset Analysis:
Week Four
0.24 1.2 2.8
(6.0)
21.8
(12.2)
19.7
(12.4)
4.0
(4.0)
26.5
(11.7)
22.5
(12.1)
Box & Block
Mean
(SD)
0.04 0.25 0.26
(0.37)
3.27
(0.75)
3.02
(0.69)
0.50
(0.42)
3.55
(0.73)
3.05
(0.73)
AMAT
Mean
(SD)
0.02 3.2 4.0
(4.3)
41.2
(7.4)
37.6
(5.7)
7.2
(3.3)
45.6
(7.6)
38.3
(5.0)
UEFM
Mean
(SD)
Adjusted
p–value*
Difference
Mean
Change
N=55
Endpoint
N=55
Baseline
N=58
Change
N=13
Endpoint
N=13
Baseline
N=13
Investigational Control
* 1-sided, p-value adjusted for multiplicity

UEFM: Investigational and Control
Mean Scores at 4, 12, 24 weeks
3.8 4.6 4.0 Control
Mean Change in UEFM Score from Baseline
6.5
12 weeks
6.1
24
weeks
7.2 Investigational
4 weeks
Long-Term Data:
UEFM, Motor Threshold Subset
UEFM Mean Scores vs Time
35
36
37
38
39
40
41
42
43
44
45
46
47
Baseline 4 weeks 12 weeks 24 weeks
Investigational
Control
p = 0.07*
Overall treatment effect
p = 0.01* Treatment effect  at 4 weeks
* Repeated Measures Analysis

AMAT: Investigational and Control
Mean Scores at 4, 12, 24 weeks
Long-Term Data:
AMAT, Motor Threshold Subset
AMAT Mean Scores vs Time
2.9
3
3.1
3.2
3.3
3.4
3.5
3.6
Baseline 4 weeks 12 weeks 24 weeks
Investigational
Control
0.17 0.26 0.26 Control
Mean Change in AMAT Score from Baseline
0.45
12 weeks
0.46
24
weeks
0.51 Investigational
4 weeks
p = 0.04*
Overall treatment effect
p = 0.03* Treatment effect  24 weeks
* Repeated Measures Analysis

Conclusions
• Cortical Stimulation appears safe as anticipated
• Data suggest rehabilitation for chronic stroke patients can make a difference (at least acutely)
• EVEREST did NOT meet its primary efficacy endpoint

Conclusions
• Inability to evoke motor activity with CS suggests:
• Improper targeting or electrode placement
• Inadequate power of stimulation system
• Inability to sufficiently stimulate cortex due to subdural
CSF and cortical depth (atrophy, deep sulcal target)
• Complete functional transection of corticospinal tract

Conclusions
• Subjects in whom movement was evoked with CS showed
significantly superior  results as compared to controls
• Additional imaging analysis currently underway
• Results call for follow-up studies addressing these
important issues
• CS for stroke related motor deficit may have important
clinical applications

NORTHWESTERN UNIVERSITY

QUAECUMQUE · SUNT · VERA

ὁ λόγος πλήρης χάριτος καὶ ἀληθείας

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